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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 18, 2000


                               CUBIC ENERGY, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        TEXAS                          0-9355                      87-0352095
 ------------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION        (COMMISSION                  (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)            IDENTIFICATION NO.)

 1720 NORTHWEST HIGHWAY, SUITE 320, GARLAND, TEXAS                        75041

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (972) 686-0369


         Roseland Oil and Gas, Inc.

         (Former name or former address, if changed since last report.)





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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Effective February 18, 2000, the Board of Directors of the Company approved the engagement of Philip Vogel & Co. PC ("Vogel") as the Company's independent auditors for the fiscal year ending June 30, 2000 to replace the firm of Weaver and Tidwell L.L.P. ("Weaver and Tidwell"). Vogel was selected by the Board of Directors following the transfer of the Company's primary accountant from Weaver and Tidwell to Vogel.

     The reports of Weaver and Tidwell on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended June 30, 1998 and June 30, 1999, and in the subsequent interim period, there were no disagreements with Weaver and Tidwell on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Weaver and Tidwell would have caused Weaver and Tidwell to make reference to the matter in their reports. In addition, during the aforementioned fiscal years and the interim period during which Weaver and Tidwell served the Company, the Company had no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K, promulgated pursuant to the Securities Exchange Act of 1934, as amended.

     Weaver and Tidwell has not advised the Company during the two most recent fiscal years and in the subsequent interim period that: (i) the internal controls necessary for the Company to develop reliable financial statements do not exist; (ii) information has come to their attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management; (iii) there was a need to expand significantly the scope of its audits, or (iv) information has come to their attention that they have concluded will, or that if further investigated might, materially impact the fairness or reliability of either previously issued audit reports or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements.

     No consultations occurred between the Company and Vogel during the two fiscal years and any interim period preceding the appointment of Vogel regarding the application of accounting principles, the type of audit opinion that might be rendered or other information considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

     The Registrant has authorized Weaver and Tidwell to respond to all inquiries of Vogel.

     The Company has filed a letter from Weaver and Tidwell addressed to the United States Securities and Exchange Commission stating that it agrees with the disclosures made herein. This letter is filed as an exhibit to this Current Report on Form 8-K.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1   Letter from Weaver and Tidwell dated February 21, 2000


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CUBIC ENERGY, INC.

                                              (Registrant)


Date February 24, 2000                  /s/ John S. Ross

                                        John S. Ross
                                        Secretary